UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this current report on Form 8-K under the heading “Second Amended and Restated Rights Agreement” is incorporated by reference in this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

Reclassification

On December 23, 2015, Hubbell Incorporated (the “Company”) announced the shareholder approval and the completion of the previously announced reclassification of the Company’s dual-class common stock into a single class of common stock (the “Reclassification”), effective as of 11:59 p.m. on such date (the “Effective Time”). Pursuant to the Reclassification, (i) each holder of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), as of immediately prior to the Effective Time is entitled to receive cash in the amount of $28.00 for each share of Class A Common Stock held and (ii) each share of Class A Common Stock issued and outstanding immediately prior to the Effective Time and each share of Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock”), issued and outstanding immediately prior to the Effective Time shall be reclassified into one share of common stock of the Company, par value $0.01 per share and having one vote per share upon all matters brought before any meeting of the Shareholders (the “Common Stock”).

The Reclassification and its effects are more fully described in the Company’s definitive proxy statement/prospectus, filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on November 24, 2015 (the “Proxy Statement/Prospectus”), under the captions “Summary—The Reclassification,” “Special Factors—Structure of the Reclassification,” “Special Factors—Amendments to the Restated Certificate of Incorporation,” “Description of Capital Stock after the Reclassification” and “Comparison of Shareholder Rights.” Those portions of the Proxy Statement/Prospectus are incorporated by reference in this Item 3.03.

Trading in the Class A Common Stock and the Class B Common Stock on the New York Stock Exchange will be suspended, and trading in the Company’s single class of Common Stock will commence on the New York Stock Exchange on December 24, 2015, under the ticker “HUBB.”

Second Amended and Restated Rights Agreement

Also on December 23, 2015, prior to the Effective Time, the Company and Computershare Inc. (successor to Mellon Investor Services LLC and ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”) entered into a Second Amended and Restated Rights Agreement, dated as of December 23, 2015 (the “Second Amended and Restated Rights Agreement”), which amended and restated the Company’s existing Amended and Restated Rights Agreement, dated as of December 17, 2008, between the Company and the Rights Agent. The Second Amended and Restated Rights Agreement will be effective as of the Effective Time.

A summary of the terms of the Second Amended and Restated Rights Agreement is included in Item 1 of the Company’s Form 8-A, filed with the SEC on December 23, 2015, under the caption “Series A Junior Participating Preferred Share Purchase Rights.”

A copy of the Second Amended and Restated Rights Agreement has been filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2015, following the completion of the special meeting of the Company’s shareholders, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of the State of the State of Connecticut, giving effect to the Reclassification, effective as of the Effective Time.

The information set forth under Item 3.03 of this current report on Form 8-K under the heading “Reclassification” is incorporated by reference in this Item 5.03.

A copy of the Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of the Company’s shareholders, held on December 23, 2015, the Company’s shareholders approved the two proposals considered and voted upon at the meeting, both of which were described in the Proxy Statement/Prospectus. The votes cast for and against and abstentions for each of the Reclassification Proposal and the Adjournment Proposal are presented below:

Reclassification Proposal

	Votes For	Votes Against	Abstentions
Class A Common Stock	124,919,500	737,420	200,920
Class B Common Stock	39,051,292	3,577,979	78,014
Class A Common Stock and Class B Common Stock	163,970,792	4,315,399	278,934

Adjournment Proposal

	Votes For	Votes Against	Abstentions
Class A Common Stock and Class B Common Stock	163,818,660	4,646,910	99,555

Item 8.01	Other Events.

On December 23, 2015, the Company issued a press release announcing the matters discussed in this current report on Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hubbell Incorporated (incorporated by reference to the Company’s Form 8-A, filed with the U.S. Securities and Exchange Commission on December 23, 2015).

4.1	Second Amended and Restated Rights Agreement, dated as of December 23, 2015, by and between Hubbell Incorporated and Computershare Inc., as Rights Agent, which

Exhibit No.	Description
includes the form of Right Certificate, as Exhibit A, and the Summary of Rights to Purchase Preferred Shares, as Exhibit B (incorporated by reference to the Company’s Form 8-A, filed with the U.S. Securities and Exchange Commission on December 23, 2015).

99.1	Press Release of Hubbell Incorporated, dated December 23, 2015.

Forward-Looking Statements

This document contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These include statements about our expected future actions and are based on our reasonable current expectations. In addition, all statements regarding the reclassification or share repurchase and expected associated costs and benefits, and expected future financial performance are forward looking. Forward-looking statements may be identified by the use of words, such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “should”, “plan”, “estimated”, “predict”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending,” “target”, “goals”, “scheduled”, “will likely be”, and similar words and phrases. Discussions of strategies, plans or intentions often contain forward-looking statements. Important factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to: the ability to carry out future transactions and strategic investments; unanticipated difficulties realizing expected benefits anticipated when entering into a transaction; future repurchases of Common Stock; any changes in accounting principles, interpretations, or estimates; and the factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. The Company disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

HUBBELL INCORPORATED

By:	/s/ Megan C. Preneta
	Name:	Megan C. Preneta
	Title:	Corporate Secretary and Assistant General Counsel

Date: December 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hubbell Incorporated (incorporated by reference to the Company’s Form 8-A, filed with the U.S. Securities and Exchange Commission on December 23, 2015).

4.1	Second Amended and Restated Rights Agreement, dated as of December 23, 2015, by and between Hubbell Incorporated and Computershare Inc., as Rights Agent, which includes the form of Right Certificate, as Exhibit A, and the Summary of Rights to Purchase Preferred Shares, as Exhibit B (incorporated by reference to the Company’s Form 8-A, filed with the U.S. Securities and Exchange Commission on December 23, 2015).

99.1	Press Release of Hubbell Incorporated, dated December 23, 2015.